Exhibit 10.5.6

A320F

Amendment No 6

between

AIRBUS INDUSTRIE

and

ATLANTIC AIRCRAFT

HOLDING LIMITED

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No. 6

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AND

AIRBUS INDUSTRIE

AI/CC-C No 337.0003/01

A320 Family - TAI - AMDT 6 - 02/01

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No 6

This Amendment No 6 to the A320 Family Purchase Agreement signed on the 19th day of March 1998 is made on the    th day of-February 2001

BETWEEN

AIRBUS INDUSTRIE, having its principal office at :

1 Rand-Point Maurice Bellante

31707 BLAG NAC- CEDEX

FRANCE

(hereinafter referred to as the “Seller’’) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o the Winterbothan Trust Company Limited

Bolam House

King and George Streets

NASSAU

BAHAMAS

(hereinafter referred to as the “Buyer’’) of the other part.

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WHEREAS

A -	The Seller is a “Groupement d’lnteret Economique” created and existing under French Law and established under Ordonnance No 67-821 dated September 23, 1967 of the Republic of FRANCE.

B -	The Members of the Seller are:

(1)	EADS Airbus S.A.

whose principal office is at:

37, Boulevard Montmorency

75016 PARIS

FRANCE,

(2)	EADS Airbus GmbH,

whose principal office is at:

Kreetslag 10

Postfach 95 01 09

21111 - HAMBURG

FEDERAL REPUBLIC OF GERMANY,

(3)	CONSTRUCCIONES AERONAUTICAS S.A.,

whose principal office is at:

Avenida de Aragon. 404

28022 MADRID

SPAIN

and

(4)	AIRBUS UK LTD,

whose principal office is at:

Warwick House

P.O. Box 87

Farnborough Aerospace Centre

Farnborough Hants GU14 6YU

GREAT BRITAIN.

C-	Each of the Members of the Seller is (after seNice on the Seller by “huissier’’, of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D-

The Buyer and the Seller have signed an A320 Family Purchase Agreement (the “A320 Family Purchase Agreement’ or “Purchase Agreement”) dated March 19th 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32.

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E -	The Buyer and the Seller have signed am Amendment No 1 to the Purchase Agreement dated September , 1998 covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

F -	The Buyer and the Seller have signed Amendment No 2 to the Purchase Agreement dated 28111 December, 1999 covering :

(i)	The conversion of three (3) Option A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and.

(ii)	the [*] Option A320-200 Aircraft [*] Firm A320-200 Aircraft.

G -

[*] . Simultaneously, the Buyer and the Seller have signed an Amendment No 3 to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

H -	The Buyer and the Seller have signed a Amendment No 4 to the Purchase

Agreement dated 15th February, 2000 covering:

(i)	the [*] A320-200 Aircraft into [*] and its [*] A320-200 Aircraft , and

(ii)	the [*] A320-200 Aircraft [*] Firm A319-100 Aircraft .

I -	The Buyer and the Seller have signed a Amendment No 5 to the Purchase Agreement dated February, 2001 covering :

(i)	the [*] A320-200 Aircraft into [*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft ([*] Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31[*]).

(iii)	The [*] A320-200 Aircraft [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft ([*] Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32[*]).

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J -	The Buyer and the Seller have agreed to enter into this Amendment No 6 to the Purchase Agreement, pursuant to a rescheduling of certain delivery dates related to the firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) [*] firm Aircraft No 45 2001), No 46 (October 2001) and No 47 (October 2001) and the firm Aircraft No 18 [*] an A320-200 Aircraft [*]

K-	Now the Buyer and the Seller have agreed to enter into this Amendment No 6 to the Purchase Agreement and, pursuant hereto, to modify [*] and certain delivery dates as hereafter described:

NOW THEREFORE IS AGREED AS FOLLOWS:

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1.	SCOPE

The scope of this Amendment No 6 to the Purchase Agreement is to amend certain provisions of the Purchase Agreement in order to reflect the decision of the Buyer and the Seller to modify certain Aircraft delivery dates and to [*] firm Aircraft No 18.

Sub-Clause 9.1 of the Agreement is hereby deleted in its entirely and replaced by the following :

9.1.	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

	Delivery Date	Aircraft Type
-Aircraft No 1	August 1999	A319-100
-Aircraft No 2	November 1999	A319-100
-Aircraft No 3	December 1999	A319-100
-Aircraft No 4	January 2000	A319-100
-Aircraft No 5	November 2000	A320-200
-Aircraft No 6	November 2000	A320-200
-Aircraft No 7	September 2000	A320-200
-Aircraft No 8	December 2000	A320-200
-Aircraft No 9	January 2001	A320-200
-Aircraft No 10	February 2001	A320-200
-Aircraft No 11	July 2001	A320-200
-Aircraft No 12	November 2001	A319-100
-Aircraft No 15	March 2002	A319-100
-Aircraft No 16	June 2002	A319-100
-Aircraft No 17	July 2002	A320-200
-Aircraft No 18	August 2002	A320-200
-Aircraft No 19	September 2002	A319-100
-Aircraft No 20	November 2002	A319-100
-Aircraft No 21	December 2002	A319-100
-Aircraft No 22	February 2003	A319-100
-Aircraft No 23	February 2003	A320-200
-Aircraft No 24	March 2003	A320-200
-Aircraft No 25	June 2003	A319-100
-Aircraft No 26	July 2003	A319-100
-Aircraft No 33	June 2001	A320-200
-Aircraft No 34	June 2001	A320-200
-Aircraft No 35	July 2001	A320-200
-Aircraft No 36	August 2002	A320-200
-Aircraft No 37	September 2002	A320-200
-Aircraft No 38	December 2002	A320-200
-Aircraft No 39	November 2001	A320-200
-Aircraft No 41	February 2002	A320-200
-Aircraft No 42	March 2002	A320-200
-Aircraft No 43	May 2002	A320-200
-Aircraft No 44	June 2002	A320-200
-Aircraft No 45	September 2001	A319-100
-Aircraft No 46	October 2001	A320-200
-Aircraft No 47	October 2001	A320-200

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2.	MISCELLANEOUS

It is agreed that all terms and conditions of the A320-200 Family Purchase Agreement including its Exhibits and Letter Agreements (and in particular the Letter Agreement No 1[*] shall apply to this Amendment No 4 expressly excluded in this Amendment No 6.

In case of any inconsistency between this Amendment No 6 and the A320 Family Purchase Agreement, this Amendment No 6 shall prevail. Except as expressly amended by this Amendment No 6, the A320 Family Purchase Agreement as amended to date, remains in full force and effect as amended by this Amendment No 6.

This Amendment No 6 and its Letter Agreement No 1 and appendix together with the Purchase Agreement, its exhibits and Letter Agreements contain the entire agreement between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral and written.

This Amendment No 6 is executed in two original English and shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorized representatives.

IN WHITNESS WHEREOF, this Amendment No 6 to the Purchase Agreement is entered into the day and year first above written.

For on behalf of,			For and on behalf of,

ATLANTIC AIRCRAFT HOLDING LIMITED			AIRBUS INDUSTRIE

	/s/ Ana I. Lacayo de Montenegro		/s/ Francis Robillard
By	Ana I. Lacayo de Montenegro	By	Francis Robillard
Its	Attorney-in-Fact	Its	Regional Director Contracts

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LETTER AGREEMENT No 1 TO AMENDMENT No 6 [*]

ATLANTIC AIRCRAFT HOLDING LIMITED

c/o The Winterbotham Trust Company Limited

Bolam House

King and George Streets

NASSAU

BAHAMAS

SUBJECT: [*] AIRCRAFT DELIVERY DATES

Gentlemen,

ATLANTIC AIRCRAFT HOLDING LIMITED (the “Buyer”) and AIRBUS INDUSTRIE (the “Seller”) have entered to the A320 Family Purchase Agreement which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement No 1 to the Amendment No 6, upon execution thereof, shall constitute an integral. non severable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specially amended pursuant to this Letter Agreement.

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LETTER AGREEMENT No 1 TO AMENDMENT No 6

The scope of this Letter Agreement No 1 to Amendment No 6 is to amend certain provisions of Letter Agreement No 1 to Amendment No S of the A320 Family Purchase Agreement in order to reflect the decision of the Buyer and the Seller to modify the [*] Aircraft delivery date agreed herein.

Clause 4 of the Letter Agreement No 1 to Amendment No S of the A320 Family Purchase Agreement is hereby deleted in its and replaced by the following:

4.	DELIVERY OF [*] AIRCRAFT

In the event the related [*] Aircraft is exercised in accordance with the conditions set forth in Paragraph 1.2 here above, the [*] Aircraft will be ready for delivery at the following dates

[*] Aircraft No	Delivery Date
- Aircraft No 14	March	2003	A319-100
- Aircraft No 15	June	2003	A3 19-100
- Aircraft No 16	July	2003	A319-100
- Aircraft No 17	December	2003	A319-100
- Aircraft No 18	December	2003	A320-200
- Aircraft No 19	August	2003	A319-100
- Aircraft No 20	February	2004	A319-100
- Aircraft No 21	March	2004	A319-100
- Aircraft No 22	June	2004	A319-100
- Aircraft No 23	July	2004	A319-100
- Aircraft No 24	August	2004	A319-100
- Aircraft No 25	November	2004	A319-100
- Aircraft No 26	March	200S	A319-100
- Aircraft No 27	May	200S	A319-100
- Aircraft No 28	June	200S	A319-100
- Aircraft No 29	June	2005	A319-100
- Aircraft No 30	August	2005	A319-100
- Aircraft No 31	November	2005	A319-100
- Aircraft No 32	December	2005	A319-100
- Aircraft No 36 [*]	March	2006	A320-200
- Aircraft No 37 [*]	July	2006	A320-200
- Aircraft No 38 [*]	October	2006	A320-200
- Aircraft No 39 [*]	November	2003	A319-100
- Aircraft No 40 [*]	March	2004	A319-100
- Aircraft No 41 [*]	May	2004	A319-100
- Aircraft No 42 [*]	December	2006	A320-200
- Aircraft No 43 [*]	June	2004	A319-100
- Aircraft No 44 [*]	January	2007	A320-200
- Aircraft No 45 [*]	November	2004	A319-100
- Aircraft No 46 [*]	March	2007	A320-200
- Aircraft No 47 [*]	December	2004	A319-100
- Aircraft No 48 [*] 13 rescheduled	May	2004	A32D-200

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LETTER AGREEMENT No 1 TO AMENDMENT No 6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return to the Seller one (1) original of this Letter Agreement No 1 to Amendment No 6.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

	/s/ Ana I. Lacayo de Montenegro		/s/ Francis Robillard
By	Ana I. Lacayo de Montenegro	By	Francis Robillard
Its:	Attorney-in-Fact	Its	Regional Director Contracts
Date:	February 2001

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